THE FBR FUNDS
Money Market Fund and Fixed Income Funds

SUPPLEMENT DATED AUGUST 2, 2004
TO THE PROSPECTUS DATED JULY 1, 2004

This supplement to the Prospectus dated July 1, 2004 for The FBR Funds, Money Market Fund and Fixed Income Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1. The following information replaces the first and second paragraphs in their entirety on page 16 under the subsection entitled, "General" under the section, "How to Redeem Shares".

You may redeem (sell) your shares on any Business Day. Your shares will be sold at the next NAV calculated after your order is received in proper form.

Normally, redemption proceeds will be mailed by the next business day after the Fund receives a redemption request in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a Fund. This generally applies to cases of very large redemptions or during unusual market conditions.

Not withstanding the foregoing, with respect to redemption of shares that were purchased recently by check, the Funds may withhold payment of redemption proceeds for up to 10 business days.

2. The following sentence below shall be added to the end of the second paragraph on page 19 under the section entitled, "Checkwriting Privileges - Money Market Fund Only".

The availability of funds on which checkwriting privileges apply may be subject to a hold of 10 business days.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.